                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549



                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                  May 4, 2001
                                  -----------
               (Date of Report--Date of Earliest Event Reported)



                               D.R. Horton, Inc.
                               -----------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                                   1-14122                               75-2386963
--------------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                 (Commission File Number)           (IRS Employer Identification No.)
     of Incorporation)
--------------------------------------------------------------------------------------------------------------------


          1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
          -----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

         _____________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     Exhibit 1.1 hereto is the Underwriting Agreement, dated as of May 4, 2001, among D.R. Horton, Inc., the Guarantors named therein and Salomon Smith Barney Inc.

     Exhibit 4.1(a) hereto is the form of Eleventh Supplemental Indenture to be executed by D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the Zero Coupon Convertible Senior Notes Due 2021 of D.R. Horton, Inc.

Item 7.   Financial Statements and Exhibits.

(c)       Exhibits.

          1.1 Underwriting Agreement, dated as of May 4, 2001, among D.R. Horton, Inc., the Guarantors named therein and Salomon Smith Barney Inc.

          4.1(a) Form of Eleventh Supplemental Indenture to be executed by D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the Zero Coupon Convertible Senior Notes Due 2021 of D.R. Horton, Inc.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 2001

                              D. R. Horton, Inc.


                              By: /s/ Samuel R. Fuller
                                 ----------------------------------------------
                                 Samuel R. Fuller
                                 Executive Vice President, Treasurer, and
                                 Chief Financial Officer